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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of report (Date of earliest event reported): September 23, 2003


                           BETHLEHEM STEEL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             1-1941                                      24-0526133
    (Commission File Number)                (I.R.S. Employer Identification No.)

             1170 EIGHTH AVENUE
           BETHLEHEM, PENNSYLVANIA                      18016-7699
  (Address of Principal Executive Offices)              (Zip Code)

                                  610-694-2424
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

           As previously disclosed, on October 15, 2001, Bethlehem Steel Corporation (the "Company") and twenty two of its wholly-owned subsidiaries (each, a "Debtor," and collectively, "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315 (BRL)) (collectively, the "Bankruptcy Cases"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On July 29, 2003, the Debtors filed the Debtors' Plan of Liquidation Under Chapter 11 of the Bankruptcy Code (the "Plan") and the related Disclosure Statement for Debtors' Plan of Liquidation (the "Disclosure Statement"). The Court approved the Disclosure Statement by order dated September 10, 2003. The approved form of Disclosure Statement was filed with the Bankruptcy Court on September 19, 2003. A copy of such Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. A hearing to consider confirmation of the Plan is scheduled for October 22, 2003.

           This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           Certain statements in this Current Report and the exhibits attached hereto are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in such statements due to a number of factors, including changes arising from our chapter 11 filing. Due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceedings in general and whether we will have sufficient funds to pay all of our allowed secured, administrative and priority claims. The forward-looking statements included in this document are based on information available to us as of the date of this report, and we assume no obligation to update any of these statements.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 23, 2003
                                             BETHLEHEM STEEL CORPORATION


                                             By:    /s/ L.A. Arnett
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                                                  L. A. Arnett
                                                  Vice President and Controller



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                                  EXHIBIT INDEX

         Exhibit No.            Description
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             99.1               Debtors' Plan of Liquidation.

             99.2               Debtors' Disclosure Statement.





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